                                                                 EXECUTION COPY



                            STOCK PURCHASE AGREEMENT
                                 by and between


                         OAK FINANCE INVESTMENTS LIMITED

                       (a British Virgin Islands company)


                                       and

                           THE A CONSULTING TEAM, INC.
                            (A New York Corporation)









                                   Dated as of
                                January 21, 2005

                                TABLE OF CONTENTS

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                                                                                                              PAGE
ARTICLE 1             DEFINITIONS AND USAGE......................................................................2

         Section 1.1           Definitions.......................................................................2
         Section 1.2           Other Defined Terms..............................................................10
         Section 1.3           Usage............................................................................10

ARTICLE 2             SALE AND TRANSFER OF THE SHARES...........................................................11

         Section 2.1           Sale of the Firm Shares..........................................................11
         Section 2.2           Purchase Price...................................................................11
         Section 2.3           Closing..........................................................................12
         Section 2.4           Closing Obligations..............................................................12
         Section 2.5           Sale of the Additional Shares; Delivery of the Additional Shares and
                               Payment Therefor.................................................................12
         Section 2.6           Restrictive Legends..............................................................13

ARTICLE 3             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................................15

         Section 3.1           Organization and Good Standing...................................................15
         Section 3.2           No Conflict; No Consent..........................................................15
         Section 3.3           Books and Records................................................................16
         Section 3.4           Capitalization...................................................................16
         Section 3.5           SEC Reports......................................................................17
         Section 3.6           No Material Adverse Change.......................................................17
         Section 3.7           Absence of Certain Changes or Events.............................................17
         Section 3.8           Legal Proceedings; Orders........................................................19
         Section 3.9           Brokers or Finders...............................................................19
         Section 3.10          Issuance of Shares; No Agreements................................................20

ARTICLE 4             REPRESENTATIONS AND WARRANTIES OF THE BUYER...............................................20

         Section 4.1           Organization and Good Standing...................................................20
         Section 4.2           Enforceability; Authority; No Conflict...........................................20
         Section 4.3           Brokers or Finders...............................................................20
         Section 4.4           Disclosure.......................................................................21
         Section 4.5           Investment Representation........................................................21
         Section 4.6           Certain United States Laws.......................................................22
         Section 4.7           Questionnaire....................................................................23
         Section 4.8           Representation by Legal Counsel; Review of Agreement.............................23

ARTICLE 5             COVENANTS OF THE COMPANY PRIOR TO CLOSING DATE............................................23

         Section 5.1           Access and Investigation.........................................................23
         Section 5.2           Required Approvals...............................................................23
         Section 5.3           Business Operations of the Company and its Subsidiaries..........................24
         Section 5.4           Negative Covenant................................................................24
         Section 5.5           Notification.....................................................................24

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                                      -i-
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                                                                                                              PAGE
         Section 5.6           Payment of Indebtedness by Related Persons.......................................25
         Section 5.7           Best Efforts.....................................................................25
         Section 5.8           Form D...........................................................................25
         Section 5.9           NASDAQ Listing; Reporting Status.................................................25
         Section 5.10          Use of Proceeds..................................................................25
         Section 5.11          State Securities Laws............................................................25
         Section 5.12          Limitation on Certain Actions....................................................25

ARTICLE 6             COVENANTS OF THE BUYER PRIOR TO CLOSING DATE..............................................26

         Section 6.1           Approvals of Governmental Bodies.................................................26
         Section 6.2           Best Efforts.....................................................................26
         Section 6.3           Notification.....................................................................26

ARTICLE 7             ADDITIONAL COVENANTS......................................................................26

         Section 7.1           Public Announcements.............................................................26
         Section 7.2           Confidentiality..................................................................27

ARTICLE 8             CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO CLOSE...................................27

         Section 8.1           Accuracy of Representations......................................................27
         Section 8.2           Company's Performance............................................................27
         Section 8.3           Consents.........................................................................27
         Section 8.4           Additional Documents.............................................................28
         Section 8.5           No Proceedings...................................................................28
         Section 8.6           No Material Adverse Change.......................................................28
         Section 8.7           Consummation of Other Transactions...............................................28

ARTICLE 9             CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE.................................28

         Section 9.1           Accuracy of Representations......................................................28
         Section 9.2           The Buyer's Performance..........................................................28
         Section 9.3           Consents.........................................................................29
         Section 9.4           Additional Documents.............................................................29
         Section 9.5           No Proceedings...................................................................29

ARTICLE 10            REGISTRATION RIGHTS.......................................................................29

         Section 10.1          Mandatory Registration...........................................................29
         Section 10.2          Obligations of the Company.......................................................31
         Section 10.3          Obligations of the Investors.....................................................34
         Section 10.4          Rule 144.........................................................................35

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                                      -ii-
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                                                                                                              PAGE
ARTICLE 11            TERMINATION...............................................................................36

         Section 11.1          Termination Events...............................................................36
         Section 11.2          Effect of Termination............................................................36
         Section 11.3          Extension; Waiver................................................................37

ARTICLE 12            MISCELLANEOUS PROVISIONS..................................................................37

         Section 12.1          No Survival......................................................................37
         Section 12.2          Expenses.........................................................................37
         Section 12.3          Notices..........................................................................37
         Section 12.4          Entire Agreement; Modifications..................................................38
         Section 12.5          Governing Law....................................................................39
         Section 12.6          Assignment; Successors; No Third Party Rights....................................39
         Section 12.7          Severability.....................................................................39
         Section 12.8          No Waiver........................................................................39
         Section 12.9          Jurisdiction; Service of Process.................................................39
         Section 12.10         Further Assurances...............................................................39
         Section 12.11         Counterparts.....................................................................40
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                                      -iii-

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of January 21, 2005, between Oak Finance Investments Limited, a British Virgin Islands company (the "Buyer"), and The A Consulting Team, Inc., a New York corporation (the "Company").

                                  THE RECITALS

            A. The Company desires to issue and sell to the Buyer, and the Buyer desires to purchase from the Company, 625,000 shares (the "Firm Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement;

            B. In addition, the Company has agreed to sell to the Buyer, or, at the option of the Buyer, the Additional Shares Buyer, upon the terms and conditions stated herein, up to an additional 625,000 shares of the Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are collectively referred to in this Agreement as the "Shares."

            C. Simultaneously herewith the Buyer has entered into a Stock Purchase Agreement, dated the date hereof (the "Shareholder Stock Purchase Agreement"), with the sellers identified therein (the "Selling Shareholder"), pursuant to which the Buyer has agreed to purchase and the Selling Shareholder has agreed to sell 1,024,697 Shares of the Common Stock;

            D. Simultaneously herewith the Company has entered into a Share Exchange Agreement, dated the date hereof, (the "Company Share Exchange Agreement") with Vanguard Info-Solutions Corporation, a New Jersey corporation formerly known as B2B Solutions, Inc. ("B2B"), each of the stockholders of B2B (the "B2B Stockholders"), and the Authorized Representative identified therein, pursuant to which the Company will issue 7,312,796 shares of Common Stock to the B2B Stockholders in exchange for 100% of the issued and outstanding shares of all classes of capital stock of B2B;

            E. In order to induce the Buyer to enter into the Shareholder Stock Purchase Agreement, simultaneously herewith the Selling Shareholder has entered into an agreement with the Buyer, dated the date hereof (the "Principal Shareholder's Agreement"), pursuant to which the Selling Shareholder has agreed to vote the shares of Common Stock that he owns in favor of the transactions contemplated hereby and by the Company Share Exchange Agreement and to refrain from taking certain actions regarding other potential transactions involving the Company;

            F. The Company's Board of Directors has approved the transactions contemplated by each of this Agreement, the Company Share Exchange Agreement and the Shareholder Stock Purchase Agreement and has agreed to recommend to its shareholders that they approve the transactions contemplated by this Agreement and the Company Share Exchange Agreement; and

            G. The approval of the shareholders of the Company is necessary to consummate the transactions contained in this Agreement and the Company Share Exchange Agreement.

                                  THE AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                              DEFINITIONS AND USAGE

         Section 1.1 Definitions. For purposes of this Agreement, the following terms have the respective meanings set forth below:

                  "Additional Registrable Securities" means any Shares which are included within the definition of Registrable Securities but not included in any Registration Statement pursuant to Section 10.1.

                  "Additional Shares Buyer" means Clariden Bank, Switzerland (a unit of Credit Suisse) or any other Person to whom the Buyer assigns its right to purchase the Additional Shares pursuant to Section 2.5.

                  "Agreement" means this Stock Purchase Agreement, as amended from time to time pursuant to the terms hereof.

                  "Approved Market" means the AMEX, the NASDAQ National Market, the NASDAQ Small Cap Market or the New York Stock Exchange, Inc.

                  "Best Efforts" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible, provided, however, that a Person required to use Best Efforts under this Agreement will not thereby be required to take actions that would result in a material adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions or to dispose of or make any change to its business, expend any material funds or incur any other material burden.

                  "Blackout Period" means the period of up to an aggregate of twenty (20) Trading Days in any period of three hundred sixty-five
         (365) consecutive days, in each case commencing on the day immediately after the date the Company notifies the Investors that they are required, pursuant to Section 10.3(d), to suspend offers and sales of Registrable Securities pursuant to the Registration Statement as a result of an event or circumstance described in Section 10.2(e)(i) during which period, by reason of Section 10.2(e)(ii), the Company is not required to amend the Registration Statement or to supplement the Prospectus; provided, that (1) no Blackout Period may exceed ten consecutive Trading Days in any period of one hundred twenty (120) consecutive days and (2) no Blackout Period may commence sooner than sixty (60) days after the end of a prior Blackout Period.

                  "Breach" means any breach of, or any inaccuracy in, any representation or warranty or any breach of, or failure to perform or comply with, any covenant or obligation, in or of this Agreement or any other Contract, or any event which with the passing of time or the giving of notice, or both, would constitute such a breach, inaccuracy or failure.

                  "Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized by law to be closed for business.

                  "Buyer's Disclosure Schedule" means the Disclosure Schedule provided by the Buyer to the Company pursuant to this Agreement.

                  "Code" means the Internal Revenue Code of 1986.

                  "Commission" means the U.S. Securities and Exchange
         Commission.

                  "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Company's Disclosure Schedule" means the Disclosure Schedule provided by the Company to the Buyer pursuant to this Agreement.

                  "Consent" means any approval, consent, ratification, waiver or other authorization.

                  "Contemplated Transactions" means all of the transactions contemplated by this Agreement and by the Shareholder Stock Purchase Agreement and the Company Exchange Agreement.

                  "Contract" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

                  "Disclosure Schedule" means a schedule delivered by one party to the other party concurrently with the execution and delivery of this Agreement, setting forth certain disclosure information arranged in numbered Items each of which corresponds to a section of this Agreement and provides (i) additional disclosure in response to an express disclosure requirement in such section or (ii) an exception or qualification to a representation or warranty contained in such section.

                  "Employee Plan" means, with respect to an employer, all "employee benefit plans" as defined by Section 3(3) of ERISA, all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, change in control, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, contract or understanding (whether qualified or nonqualified, currently effective or terminated, written or unwritten) and any trust, escrow or other agreement related thereto that (i) is maintained or contributed to by any such employer or any ERISA Affiliate or has been maintained or contributed to in the last six (6) years by any such employer or any ERISA Affiliate, or with respect to which any such employer or any ERISA Affiliate has or may have any liability, and (ii) provides benefits, or describes policies or procedures applicable to any current or former director, officer, employee or service provider of any such employer or any ERISA Affiliate, or the dependents of any thereof, regardless of how (or whether) liabilities for the provision of benefits are accrued or assets are acquired or dedicated with respect to the funding thereof.

                  "Encumbrance" means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of security or equity interests), transfer, receipt of income or exercise of any other attribute of ownership.

                   "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to an employer, any other corporation or trade or business controlled by, controlling or under common control with such employer (within the meaning of Section 414, Section 4001(a)(14) or Section 4001(b) of ERISA).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means United States generally accepted accounting principles applied on a consistent basis.

                  "Governmental Authorization" means any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                  "Governmental Body" means any (i) nation, state, county, city, town, borough, village, district or other jurisdiction; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any self-regulatory organization, agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers); (iv) multinational organization or body;
         (v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or (vi) any official of any of the foregoing.

                  "Investor" means any of the Buyer, the Additional Shares Buyer and any permitted transferee or assignee who agrees to become bound by terms and conditions of this Agreement.

                  "Item" means, with respect to a party, a section of that party's Disclosure Schedule.

                  "Knowledge" means, with respect to a particular fact or other matter:

                           (i) in the case of an individual, either that
                  individual is actually aware of that fact or matter, or a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty contained in this Agreement;

                           (ii) in the case of a Person (other than an
                  individual), any individual who is serving, or who has at any time served, as a director, officer, executor or trustee of that Person (or in any similar capacity) has, or at any time had, Knowledge of that fact or other matter (as set forth in clause (i) above); and

                           (iii) any such individual (referred to in clause (ii)
                  above) and any individual party to this Agreement will be deemed to have conducted a reasonably comprehensive investigation regarding the accuracy of any representation or warranty made herein by that Person or individual.

                  "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, rule, Order, Governmental Authorization, statute or treaty, including any rule or regulation of the NASDAQ Small Cap Market and further including the Sarbanes-Oxley Act of 2002.

                  "Liability" means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

                  "Lien" means, with respect to any asset, any deed of trust mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of that asset.

                  "Material Adverse Effect" means a material adverse effect on the business, condition (financial or otherwise), assets, properties, operations, results of operations, prospects, affairs or Liabilities of the relevant Organization and its Subsidiaries taken as a whole.

                  "Order" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body, arbitrator or NASDAQ, Inc. (including without limitation any notice or letter threatening or warning of possible delisting of the Common Stock).

                  "Ordinary Course of Business" means, with respect to any action, the action taken by a Person only if that action:

                           (i) is consistent in nature, scope and magnitude with
                  the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

                           (ii) does not require authorization by the board of
                  directors or stockholders of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and

                           (iii) is similar in nature, scope and magnitude to
                  actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

                  "Organization" shall be construed as broadly as possible and shall include any entity, including a corporation (either non-profit or other), partnership (either limited or general), joint venture, joint stock company, limited liability company, trust, estate or other unincorporated association, whether or not a legal entity.

                  "Organizational Documents" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles of organization or certificate of formation and any operating or limited liability company agreement of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and (f) any amendment to any of the foregoing.

                  "Person" means an individual or an Organization.

                  "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "Prospectus" means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto, including any documents or information incorporated therein by reference.

                  "Questionnaire" means the Selling Security Holder Questionnaire in the form attached hereto as Annex B and completed by the Investor and furnished to the Company in connection with this Agreement.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing with the Commission of a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

                  "Registrable Securities" means (1) the Shares (including the Additional Shares, to the extent purchased under this Agreement), (2) if the Shares are changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities after the Closing, such other stock or other securities which are issued or issuable in respect of or in lieu of the Shares and (3) if any other securities are issued to holders of the Shares (or such other shares or other securities into which or for which the Shares is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Shares.

                  "Registration Default" means the period following the occurrence of a Registration Event for so long as such Registration Event is continuing.

                  "Registration Event" means the occurrence of any of the following events:

                           (i) the Company fails to file with the Commission the
                  Registration Statement on or before the date by which the Company is required to file the Registration Statement pursuant to Section 10.1;

                           (ii) the Registration Statement covering Registrable
                  Securities does not become effective within one hundred twenty
                  (120) days following the Closing Date; provided, that if the Registration Statement is subject to review by the Commission staff, such date of effectiveness shall be within one hundred fifty (150) days following the Closing Date;

                           (iii) after the SEC Effective Date, sales cannot be
                  made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to Section 10.2(e), other than a failure by any Investor to comply with the legal requirements applicable to such sale; or

                           (iv) the Common Stock generally or the Registrable
                  Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market which at the time constitutes the principal market for the Common Stock.

                  "Registration Period" means the period from the SEC Effective Date to the earliest of:

                           (i) the date which is two years after the Closing
                  Date; and

                           (ii) the date on which the Investors no longer own or
                  have any right to acquire any Registrable Securities.

                  "Registration Statement" means a registration statement on Form S-3 (or if Form S-3 is then not available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities) of the Company under the Securities Act, including any amendment thereto, which names the Investors as selling stockholders (including any documents or information incorporated therein by reference, whether before or after the SEC Effective Date) filed into order to register with the Commission the Firm Shares and, to the extent sold under this Agreement, the Additional Shares.

                  "Regulation D" means Regulation D under the Securities Act.

                  "Required Information" means, with respect to any Investor (including the Additional Shares Buyer), all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the Securities Act to effect the registration of the resale by such Investor of such Registrable Securities.

                   "Rule 144" means Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time provide a "safe harbor" exemption from registration under the Securities Act so as to permit a holder of securities to sell such securities to the public without registration under the Securities Act.

                  "Rule 415" means Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis.

                  "Related Person" means:

                                    (a) with respect to a particular individual,
                           (i) each other member of such individual's Family;
                           (ii) any Person that is directly or indirectly controlled by any one or more members of such individual's Family; (iii) any Person in which members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (iv) any Person with respect to which one or more members of such individual's Family serves as a director, officer, partner, executor or trustee (or in a similar capacity); and

                                    (b) with respect to a specified Person other
                           than an individual, (i) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person; (ii) any Person that holds a Material Interest in such specified Person; (iii) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity);
                           (iv) any Person in which such specified Person holds a Material Interest; and (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

                           For purposes of this definition:

                                            (i) "control" (including
                                    "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act;

                                            (ii) the "Family" of an individual
                                    includes (i) the individual, (ii) the
                                    individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree and (iv) any other natural person who resides with such individual; and

                                            (iii) "Material Interest" means
                                    direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange
                                    Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

                  "Representative" means, with respect to a Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

                  "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the Commission pursuant to Section 10.1.

                  "SEC Reports" means all forms, reports, schedules, statements and other documents, and amendments thereto, required to be filed by the Company under the Exchange Act.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means, with respect to an Organization (the "Owner"), any Organization of which securities or other interests having the power to elect a majority of that Organization's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that Organization (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company as of the date of this Agreement.

                  "Trading Day" means any day (other than a Saturday or Sunday) on which the NASDAQ Small Cap Market is open for business.

                  "Transfer Agent" means Mellon Shareholder Services, or any successor thereof duly appointed by the Company, serving as transfer agent and registrar for the Common Stock.

         Section 1.2 Other Defined Terms. For purposes of this Agreement, the following terms have the respective meanings set forth in the section and at the page referred to opposite each such term:


         Defined Term                          Section            Page
         ------------                          -------            ----
         Additional Shares                     Recitals             1
         Additional Shares Notice              Section 2.5         12
         Agreement                             Heading              1
         Buyer                                 Heading              1
         Buyer's Advisors                      Section 6.1         23
         Closing                               Section 2.3         12
         Closing Date                          Section 2.3         12
         Company                               Recitals             1
         Company Share Exchange Agreement      Recitals             1
         Company Stock Purchase Agreement      Recitals             1
         Firm Shares                           Recitals             1
         Owner                                 Section 1.1          1
         Principal Shareholder's Agreement     Recitals             1
         Purchase Price                        Section 2.2         11
         Restricted Securities                 Section 2.6         13
         Selling Shareholder                   Recitals             1
         Shares                                Recitals             1
         Transfer                              Section 2.6         13

         Section 1.3 Usage.

                  (a) Interpretation. In this Agreement, unless a clear contrary intention appears:

                           (1) a reference herein to days shall mean calendar
                  days unless otherwise specified. Any day or deadline or end of a time period hereunder which falls on a day other than a Business Day shall be deemed to refer to the first Business Day following such day or deadline or end of the time period, as the case may be;

                           (2) a reference in this Agreement to an article,
                  section, exhibit or schedule shall mean an article or section of, or exhibit or schedule attached to, this Agreement, as the case may be. Article and section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement;

                           (3) a reference to any Legal Requirement means such
                  Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                           (4) the word "including" means without limitation;
                  the word "or" is not exclusive and is used in the inclusive sense of "and/or"; and the words "herein", "hereof", "hereby", "hereto" and "hereunder" refer to this Agreement as a whole;

                           (5) a reference to document, instrument or agreement
                  shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and

                           (6) all words used in this Agreement will be
                  construed to be of such gender or number as the circumstances require.

                  (b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

                  (c) Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against a party shall not apply to any construction or interpretation hereof.

                                   ARTICLE 2
                         SALE AND TRANSFER OF THE SHARES

         Section 2.1 Sale of the Firm Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company will issue and sell the Firm Shares to the Buyer, and the Buyer will purchase the Firm Shares from the Company.

         Section 2.2 Purchase Price. The purchase price (the "Purchase Price") for the Firm Shares will be $8.00 per share, or an aggregate Purchase Price of $5,000,000.

         Section 2.3 Closing. The purchase and sale (the "Closing") provided for in this Agreement will take place (a) at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, 7th Floor, New York, NY 10105, at 10:00 a.m. (local time) on the day on which the closing of the Exchange (as defined in the Company Share Exchange Agreement) occurs (the "Closing Date").

         Section 2.4 Closing Obligations. At the Closing:

                  (a) The Company will deliver to the Buyer:

                           (1) certificates representing the Firm Shares,
                  registered in the name of the Buyer; and

                           (2) a certificate executed by the Chief Executive
                  Officer or President of the Company to the effect that each of the Company's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Company's Disclosure Schedule that was delivered by the Company to the Buyer prior to the Closing Date in accordance with Section 5.5).

                  (b) the Buyer will deliver to the Company:

                           (1) the Purchase Price in immediately available funds
                  by wire transfer of U.S. $5,000,000.00 to the Company to a bank account specified in writing by the Company not less than three Business Days prior to the Closing; and

                           (2) a certificate executed by an authorized officer
                  of the Buyer to the effect that each of the Buyer's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all materials respects as of the Closing Date as if made on the Closing Date.

         Section 2.5 Sale of the Additional Shares; Delivery of the Additional Shares and Payment Therefor. The Buyer and, to the extent assigned by the Buyer pursuant to this Section 2.5, the Additional Shares Buyer, shall have the right for 120 days from the Closing Date to purchase from the Company up to 625,000 Additional Shares at the purchase price of $8.00 per Share. Delivery to the Buyer or, as the case shall be, the Additional Shares Buyer, of a certificate or certificates representing the Additional Shares and the payment therefor shall take place at the offices of the Company on such date (the "Additional Closing Date"), which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten Business Days after the giving of the notice hereinafter referred to. The Buyer shall specify in a written notice to the Company (the "Additional Shares Notice") the determination of the Buyer to purchase a number, specified in such notice, of Additional Shares, and/or the Buyer's election to assign its right to purchase the Additional Shares to the Additional Shares Buyer, in which case the Additional Shares Notice shall specify the number of Additional Shares to be purchased by the Additional Shares Buyer and/or the Buyer. The Additional Shares Notice may be given at any time within 120 days of the Closing Date and must set forth (i) the aggregate number of Additional Shares as to which the Buyer is exercising the option and (ii) the names and denominations in which the certificates for the Additional Shares are to be registered. Payment for the Additional Shares shall be made by the Buyer or, as the case shall be, the Additional Shares Buyer, in the manner set forth in Section 2.4(b)(1). The place of closing for the purchase and sale of the Additional Shares and the Additional Closing Date may be varied by agreement between the Buyer or, as the case shall be, the Additional Shares Buyer, and the Company. The Buyer shall have the right to assign to the Additional Shares Buyer the right to purchase all or a part of the Additional Shares by the Additional Shares Notice in accordance with this Section 2.5; provided, that (i) the Buyer's assignment of its right to purchase the Additional Shares shall not be effective unless the Additional Shares Buyer shall have executed the Additional Shares Notice jointly with the Buyer and (ii) the Additional Shares Notice shall state that by executing such notice the Additional Shares Buyer is making, on its own behalf, each of the representations and warranties set forth in ARTICLE 4 and is agreeing to perform each of the covenants set forth in ARTICLE 6, ARTICLE 7, ARTICLE 10, ARTICLE 12.

         Section 2.6 Restrictive Legends.

                  (a) The Shares to be issued under this Agreement and any shares of capital stock or other securities received with respect thereto (collectively, the "Restricted Securities") shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this
         Section 2.6, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Investor shall observe and comply with the Securities Act and the rules and regulations promulgated by the Commission thereunder as now in effect or hereafter enacted or promulgated, and as from time to time amended, in connection with any Transfer of Restricted Securities beneficially owned by the Investor.

                  (b) Each certificate representing Restricted Securities issued to a Investor and each certificate for such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 2.6(c) and Section 2.6(d) hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 2.6 OF THE STOCK PURCHASE AGREEMENT DATED AS OF JANUARY 21, 2005, BETWEEN CICADA, INC. AND OAK FINANCE INVESTMENTS LIMITED, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, CICADA, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A CICADA, INC. CERTIFICATE NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

                  (c) Prior to any Transfer of Restricted Securities that occurs subsequent to the Closing, each Investor will give written notice to the Company of the Investor's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 2.6. Each such notice shall describe the manner and circumstances of the proposed Transfer and, if requested by the Company, shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of such Restricted Securities, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities or "blue-sky" laws of any relevant state of the United States. The holder thereof shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Restricted Securities) shall bear the legend set forth in Section 2.6(b) unless (x) in such opinion of counsel of the Company registration of any future Transfer is not required by the applicable provisions of the Securities Act or (y) the Company shall have waived the requirement of such legends. No Investor shall Transfer any Restricted Securities until such opinion of counsel has been given (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 2.6(c)).

                  (d) Notwithstanding the foregoing provisions of this Section 2.6, the restrictions imposed by this Section 2.6 upon the transferability of Restricted Securities shall cease and terminate when
         (i) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 2.6(c), (ii) pursuant to Section 2.6(c), the shares so transferred are not required to bear the legend set forth in Section 2.6(b), or (iii) the holder of such Restricted Securities has met the requirements for Transfer of such Restricted Securities pursuant to Rule 144(k). Whenever the restrictions imposed by this Section 2.6 shall terminate, as herein provided, the holder of Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.6(b) and not containing any other reference to the restrictions imposed by this Section 2.6.

                  (e) Each Investor understands and agrees that the Company, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to certificates for Restricted Securities owned by the Investor, but not as to certificates for such shares of the Company Common Stock as to which the legend set forth in paragraph
         (b) of this Section 2.6 is no longer required because one or more of the conditions set forth in Section 2.6(d) shall have been satisfied, in the event of a proposed Transfer in violation or breach of this
         Section 2.6.

                                   ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Buyer as follows:

         Section 3.1 Organization and Good Standing. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations hereunder. The Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for jurisdictions where the failure to qualify would not have a Material Adverse Effect.

         Section 3.2 No Conflict; No Consent. (a) Except as set forth in Item
3.2 of the Company's Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time or both):

                           (1) Breach (A) any provision of the Organizational
                  Documents of the Company or its Subsidiaries, or (B) any resolution adopted by the board of directors or the stockholders of the Company or any of its Subsidiaries;

                           (2) Breach or give any Governmental Body or other
                  Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries may be subject;

                           (3) contravene, conflict with, or result in a
                  violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by the Company or any of its Subsidiaries or that otherwise relates to the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries;

                           (4) cause the Company or any of its Subsidiaries to
                  become subject to, or to become liable for the payment of, any Tax;

                           (5) cause any of the assets owned by the Company or
                  any of its Subsidiaries to be reassessed or revalued by any taxing authority or other Governmental Body;

                           (6) Breach any provision of, or give any Person the
                  right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract to which the Company or any of its Subsidiaries is a party or is subject; or

                           (7) result in the imposition or creation of any
                  Encumbrance upon or with respect to any of the assets owned or used by the Company or any of its Subsidiaries.

                  (b) Intentionally omitted.

         Section 3.3 Books and Records. The books of account, minute books, stock record books and other records of the Company and each of its Subsidiaries, all of which have been made available to the Buyer, are complete and correct and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including the maintenance of an adequate system of internal controls. The minute books of the Company and its Subsidiaries contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the boards of directors and committees of the board of directors of the Company and its Subsidiaries, and no meeting of any such stockholders, board of directors or committee has been held for which minutes have not been prepared and are not contained in such minute books.

         Section 3.4 Capitalization.

                  (a) No legend or other reference to any purported Encumbrance appears on any certificate representing equity securities of any Subsidiary.

                  (b) All of the outstanding equity securities of each of the Company and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the SEC Reports, there are no options, warrants or other Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company or any of its Subsidiaries. None of the outstanding equity securities or other securities of the Company or any of its Subsidiaries was issued in violation of the Securities Act or any other Legal Requirement.

                  (c) Neither the Company nor any of its Subsidiaries owns, or has any right or Contract to acquire, any equity securities or other securities of any Person (other than the Company or a Subsidiary) or any direct or indirect equity or ownership interest in any other business.

                  (d) The Common Stock is listed for trading on the NASDAQ Small Cap Market, the Company and the Common Stock meet the criteria for continued listing on the NASDAQ Small Cap Market (without giving effect to the transactions contemplated by the Shareholder Stock Purchase Agreement or the Company Share Exchange Agreement) and no delisting or suspension of trading of the Common Stock has been threatened by the NASDAQ Stock Market, Inc. and not addressed by the Company to the satisfaction of the NASDAQ National Stock Market, Inc. or is otherwise currently in effect.

         Section 3.5 SEC Reports. The Company has previously made available to the Buyer each communication sent by the Company to its stockholders generally since January 1, 2001, and will continue to make such filings and communications available to the Buyer until the Closing. Since January 1, 2001, the Company has timely filed all SEC Reports required to the filed by it under the Exchange Act and any other reports or documents required to be filed with the Commission. At the time of filing, mailing, or delivery thereof, the SEC Reports were prepared in accordance with the applicable requirements of the Exchange Act and the regulations promulgated hereunder, and none of such documents or information contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings with the Commission prior to the date hereof. Each of the consolidated balance sheets included in or incorporated by reference into the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of the date thereof, and each of the consolidated statements of income, cash flows and stockholders' equity included in or incorporated by reference into the SEC Reports (including any related notes and schedules), fairly presents in all material respects the results of operations, changes in stockholders' equity and cash flows of the Acquired Companies as at the respective dates or for the periods set forth therein (subject, in the case of unaudited statements, to such exceptions as may be permitted by Form 10-Q under the Exchange Act, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. Upon written request of the Buyer, the Company will furnish to the Buyer copies of (i) all correspondence received from the Commission and (ii) any of the agreements and instruments filed as exhibits to the SEC Reports. The Company has furnished to the Buyer a complete and accurate copy of any amendments or modifications, which have not yet been filed with the Commission, but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the Commission pursuant to the Securities Act or Exchange Act.

         Section 3.6 No Material Adverse Change. Except as set forth in Item 3.6 of the Company's Disclosure Schedule or in the SEC Reports, since September 30, 2004, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of the Company and any of its Subsidiaries, and no event has occurred or circumstance exists that may have a Material Adverse Effect.

         Section 3.7 Absence of Certain Changes or Events. Except as set forth in Item 3.7 of the Company's Disclosure Schedule or in the SEC Reports, since September 30, 2004 the Company and its Subsidiaries have conducted their businesses only in the Ordinary Course of Business and there has not been any:

                  (a) change in any of the Company's or any of its Subsidiaries' authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company or any of its Subsidiaries; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company or any of its Subsidiaries of any shares of any such capital stock; or declaration of payment of any dividend or other distribution or payment in respect of shares of capital stock;

                  (b) amendment to the Organizational Documents of the Company or any of its Subsidiaries;

                  (c) payment or increase by the Company or any of its Subsidiaries of any bonuses, salaries, or other compensation to the Selling Shareholder or to any other stockholder, director, officer, or employee or entry into any employment, severance, or similar Contract with the Selling Shareholder or any other director, officer, or employee;

                  (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company or any of its Subsidiaries;

                  (e) damage to or destruction or loss of any asset or property of any the Company or any of its Subsidiaries, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company or any of its Subsidiaries, taken as a whole;

                  (f) entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to the Company or any of its Subsidiaries of at least $100,000;

                  (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or any of its Subsidiaries, or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company or any of its Subsidiaries;

                  (h) cancellation or waiver of any claims or rights with a value to the Company or any of its Subsidiaries in excess of $100,000;

                  (i) except as required by GAAP, a revaluation of any of the assets or material change in the accounting methods, principles or practices used by the Company or any of its Subsidiaries; or

                  (j) agreement, whether oral or written, by the Company or any of its Subsidiaries to do any of the foregoing.

         Section 3.8 Legal Proceedings; Orders.

                  (a) Except as set forth in Item 3.8(a) of the Company's Disclosure Schedule or in the SEC Reports, (i) there is no pending or, to the Company's Knowledge, threatened Proceeding, that has been commenced by or against the Company or any of its Subsidiaries, or any of its stockholders that own more than 10% of the Common Stock, or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries; or
         (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To the Knowledge of the Company and the Knowledge of its Subsidiaries, no event has occurred or circumstance exits that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. The Company has delivered to the Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Item 3.8(a) of the Company's Disclosure Schedule. The Proceedings listed in Item 3.8(a) of the Company's Disclosure Schedule will not have a material adverse effect on the business, operations, assets, condition, or prospects of the Company or any of its Subsidiaries.

                  (b) Except as set forth in Item 3.8(b) of the Company's Disclosure Schedule or in the SEC Reports, (i) there is no Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject;
         (ii) the Company is not subject to any Order that relates to the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries; and (iii) to the Knowledge of the Company and the Knowledge of its Subsidiaries, no officer, director, agent, or employee of the Company or any of its Subsidiaries is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company or any of its Subsidiaries.

                  (c) Except as set forth in Item 3.8(c) of the Company's Disclosure Schedule or in the SEC Reports, (i) each of the Company and its Subsidiaries is, and at all times since January 1, 2004, has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject; and neither the Company nor any Subsidiary has received, at any time since January 1, 2004, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is or has been subject.

         Section 3.9 Brokers or Finders. Neither the Company nor any agent of the Company has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 3.10 Issuance of Shares; No Agreements. Upon issuance pursuant to the terms and conditions of this Agreement, the Shares shall be duly issued, fully paid and non-assessable, and upon delivery of and payment for the Shares as provided in this Agreement, the Buyer will acquire good and valid title thereto, free of any Encumbrance. Except as set forth in Item 3.10 to the Company's Disclosure Schedule, the Company is not a party to any agreement, understanding or arrangement relating to the Shares other than this Agreement.

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Company as follows:

         Section 4.1 Organization and Good Standing. The Buyer is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with full corporate power and authority to conduct its business as it is now being conducted, to own and use the properties and assets that it purports to own or use, and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to qualify would not have a material adverse effect on its business or properties.

         Section 4.2 Enforceability; Authority; No Conflict.

                  (a) This Agreement constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. The Buyer has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) Except as set forth in Item 4.2(b) of the Buyer's Disclosure Schedule, neither the execution and delivery of this Agreement by the Buyer nor the consummation or performance of any of the Contemplated Transactions by the Buyer will give any Person the right to prevent, delay or otherwise interfere with any of the Contemplated Transactions pursuant to (i) any provision of the Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or stockholders of the Buyer; (iii) any Legal Requirement or any Order to which the Buyer may be subject: or (iv) any Contract to which the Buyer is a party or by which the Buyer may be bound.

                  (c) Except as set forth in Item 4.2(c) of the Buyer's Disclosure Schedule, the Buyer is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         Section 4.3 Brokers or Finders. Except as set forth in Item 4.3 of the Buyer's Disclosure Schedule, neither the Buyer nor any agent of the Buyer has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 4.4 Disclosure. No representation or warranty or other statement made by the Buyer in this Agreement, the certificates delivered pursuant to Section 2.4(b) or otherwise in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

         Section 4.5 Investment Representation.

                  (a) The Buyer:

                           (i) is acquiring the Shares being issued for
                  investment and for the Buyer's own account and not as a nominee or agent for any other Person and with no present intention of distributing or reselling such shares or any part thereof in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws or, if and to the extent that the Buyer is acquiring any of the Shares being issued as a nominee or agent for any other Person, the Buyer represents that such other Person is acquiring the Shares being issued to it for investment and for such Person's own account and that such Person has no intention of distributing or reselling such shares or any part thereof in any transaction that would be in violation of the Securities Act or any state securities or "blue-sky" laws;

                           (ii) understands (A) that the Shares to be issued to
                  it have not been registered for sale under the Securities Act or any state securities or "blue-sky" laws in reliance upon exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the investment intent of the Buyer as expressed herein, (B) that such Shares must be held and not sold until such shares are registered under the Securities Act and any applicable state securities or "blue-sky" laws, unless an exemption from such registration is available and (C) that the certificates evidencing such Shares will be imprinted with a legend in the form set forth in
                  Section 2.6(b) that prohibits the transfer of such shares, except as provided in Section 2.6.

                           (iii) has been furnished with, and has read and
                  reviewed, the SEC Reports;

                           (iv) has had an opportunity to ask questions of and
                  has received satisfactory answers from the officers of the Company or Persons acting on the Company's behalf concerning the Company and the terms and conditions of an investment in the Company Common Stock;

                           (v) is aware of the Company's business affairs and
                  financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares to be issued to it;

                           (vi) can afford to suffer a complete loss of his or
                  its investment in such Shares;

                           (vii) is familiar with the provisions of Rule 144
                  promulgated under the Securities Act which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain circumstances which require among other things: (A) the availability of certain public information about the issuer,
                  (B) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable and (C) in the event certain holding requirements have not yet been met, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act);

                           (viii) understands that in the event all of the
                  applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that Persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such Persons and their respective brokers who participate in such transactions do so at their own risk; and

                           (ix) has such knowledge and experience in financial
                  and business matters that he or it is capable of evaluating the merits and risks of acquiring and holding shares of the Company Common Stock.

                  (b) The Buyer is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

         Section 4.6 Certain United States Laws. The Buyer certifies that to its Knowledge neither it nor any of its officers, directors, securityholders or Related Persons has been designated as a "suspected terrorist" as defined in Executive Order 13224. The Buyer certifies that, to its Knowledge, neither the Buyer nor any Related Person of the Buyer has been designated as, or is not owned or controlled by, a "suspected terrorist" as defined in Executive Order 13224. The Buyer hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, the Buyer hereby represents, warrants and agrees that: (i) none of the cash or property that the Buyer will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Buyer to the Company, to the extent that they are within the Buyer's control, shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Buyer shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Buyer. The Buyer agrees to provide the Company with any additional information regarding the Buyer that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Buyer understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Buyer's investment in the Company. The Buyer further understands that the Company may release confidential information about the Buyer and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth above.

         Section 4.7 Questionnaire. The Buyer has completed and provided to the Company herewith the Investor Questionnaire attached hereto as Annex A, and all information contained therein is complete and accurate in all material respects with respect to the Buyer.

         Section 4.8 Representation by Legal Counsel; Review of Agreement. The Buyer has been advised by the Company to seek, and has sought, legal counsel in connection with the negotiation and execution of this Agreement. The Buyer has carefully read and reviewed this Agreement and, to the extent he or it believed necessary, has discussed with his legal, accounting and other professional advisors the representations, warranties and agreements which the Buyer is making herein.

                                   ARTICLE 5
                 COVENANTS OF THE COMPANY PRIOR TO CLOSING DATE

         Section 5.1 Access and Investigation. Between the date of this Agreement and the Closing Date and upon reasonable advance notice received from the Buyer, the Company will, and will cause each Subsidiary and its Representatives to, (a) afford the Buyer and Representatives (collectively, "the Buyer's Advisors") full and free access to personnel, properties, Contracts, books and records and other documents and data of the Company and its Subsidiaries, (b) furnish the Buyer and the Buyer's Advisors with copies of all such Contracts, books and records, and other existing documents and data as the Buyer may reasonably request, and (c) furnish the Buyer and the Buyer's Advisors with such additional financial, operating, and other data and information as the Buyer may reasonably request.

         Section 5.2 Required Approvals. As promptly as practicable after the date of this Agreement, the Company will, and will cause each of its Subsidiaries to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Company will, and will cause its Subsidiaries to, (a) cooperate with the Buyer with respect to all filings that the Buyer elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with the Buyer in obtaining all consents identified in Section 4.2(c) of the Buyer's Disclosure Schedule.

         Section 5.3 Business Operations of the Company and its Subsidiaries. Between the date of this Agreement and the Closing Date, the Company will, and will cause each of its Subsidiaries to:

                  (a) Conduct its business only in the Ordinary Course of Business;

                  (b) Preserve intact the current business organization of such company, keep available the services of the current officers, employees, and agents of such company, and maintain its relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with such company;

                  (c) Confer with the Buyer prior to implementing operational decisions of a material nature;

                  (d) Make no material changes in management personnel or management compensation arrangements without prior consultation with the Buyer;

                  (e) Except as required to comply with ERISA or to maintain qualification under Section 401(a) of the Code, not amend, modify or terminate any without the express written consent of the Buyer and, except as required under the provisions of any Employee Plan, not make any contribution to or with respect to any Employee Plan without the express written consent of the Buyer, provided that such company shall contribute that amount of cash to each Employee Plan necessary to fully fund its obligations under such Employee Plan; and

                  (f) Otherwise report periodically to the Buyer concerning the status of the business, operations, and finances of such company.

         Section 5.4 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, the Company will not, and will cause each of its Subsidiaries not to, without the prior consent of the Buyer, (a) take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section 3.6 or Section 3.7 is likely to occur, or (b) make any modification to any material Contract.

         Section 5.5 Notification. Between the date of this Agreement and the Closing Date, the Company will promptly notify the Buyer in writing if the Company or any of its Subsidiaries becomes aware of any fact or condition that causes or constitutes a Breach of any of the Company's representations and warranties as of the date of this Agreement, or if the Company or any of its Subsidiaries becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Company's Disclosure Schedule if the Company's Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Company will promptly deliver to the Buyer a supplement to the Company's Disclosure Schedule specifying such change. Such delivery shall not affect any rights of the Buyer under Section 8.1. During the same period, the Company will promptly notify the Buyer of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 8 impossible or unlikely.

         Section 5.6 Payment of Indebtedness by Related Persons. Except as expressly provided in this Agreement, the Company will cause all indebtedness owed by any Related Person of the Company or any of its Subsidiaries to be paid in full to the Company or such Subsidiary prior to Closing.

         Section 5.7 Best Efforts. Between the date of this Agreement and the Closing Date, the Company will use its Best Efforts to cause the conditions in
ARTICLE 8 to be satisfied.

         Section 5.8 Form D. The Company agrees to file with the Commission on a timely basis a Form D with respect to the Securities as required to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

         Section 5.9 NASDAQ Listing; Reporting Status. Prior to the Closing Date, the Company shall file with the NASDAQ an application or other document required by the NASDAQ for the listing of the Shares with the NASDAQ Small Cap Market and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of the Common Shares on the NASDAQ Small Cap Market prior to the Closing Date. So long as the Buyer beneficially owns any Shares the Company will use its best efforts to maintain the listing of the Shares on the NASDAQ Small Cap Market or a registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act unless the Exchange Act or the rules and regulations thereunder would permit such termination.

         Section 5.10 Use of Proceeds. The Company shall use the proceeds of sale of the Shares for general working capital purposes and in the operation of the Company's business.

         Section 5.11 State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Shares to the Buyer as contemplated by this Agreement under such of the securities laws of jurisdictions in the United States as shall be applicable thereto. In connection with the foregoing obligations of the Company in this Section 5.11, the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company, or (5) to make any change in its charter or by-laws which the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish to the Buyer copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or prior to the Closing Date.

         Section 5.12 Limitation on Certain Actions. From the date of execution and delivery of this Agreement by the parties hereto through the Closing Date, the Company shall not issue any shares of its capital stock or any securities derivative of, convertible into or exchangeable for shares as its capital stock other than (i) grants of options under an existing plan in the Ordinary Course of Business, (ii) upon the exercise of options or warrants that are outstanding as of the date of this Agreement or (iii) upon the conversion of shares of the Company's Series A or Series B Preferred Shares issued and outstanding as of the date of this Agreement.

                                   ARTICLE 6
                  COVENANTS OF THE BUYER PRIOR TO CLOSING DATE

         Section 6.1 Approvals of Governmental Bodies. As promptly as practicable after the date of this Agreement, the Buyer will make all filings required by Legal Requirements to be made by it to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Buyer will (i) cooperate with the Company with respect to all filings that the Company is required by Legal Requirements to make in connection with the Contemplated Transactions.

         Section 6.2 Best Efforts. Between the date of this Agreement and the Closing Date, the Buyer will use its Best Efforts to cause the conditions in
ARTICLE 9 to be satisfied.

         Section 6.3 Notification. Between the date of this Agreement and the Closing Date, the Buyer will promptly notify the Company in writing if the Buyer becomes aware of any fact or condition that causes or constitutes a Breach of any of the Buyer's representations and warranties as of the date of this Agreement, or if the Buyer becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Buyer's Disclosure Schedule if the Buyer's Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Buyer will promptly deliver to the Company a supplement to the Buyer's Disclosure Schedule specifying such change. Such delivery shall not affect any rights of the Company under Section 9.1. During the same period, the Buyer will promptly notify the Company of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 9 impossible or unlikely.

                                   ARTICLE 7
                              ADDITIONAL COVENANTS

         Section 7.1 Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as the Company determines. Unless consented to by the Company in advance or required by Legal Requirements, prior to the Closing, the Investors shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. The Company and the Buyer will consult with each other concerning the means by which the Company's or any of its Subsidiaries' employees, customers, and suppliers and others having dealings with the Company or any of its Subsidiaries will be informed of the Contemplated Transactions.

         Section 7.2 Confidentiality.

                  (a) Between the date of this Agreement and the Closing Date, the Buyer and the Company will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of the Buyer and the Company and its Subsidiaries to maintain in confidence, and not use to the detriment of another party any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the Contemplated Transactions and the transactions contemplated by the Company Share Exchange Agreement, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

                  (b) If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

                                   ARTICLE 8
             CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO CLOSE

         The obligations of the Buyer to purchase the Firm Shares and to take the other actions required to be taken by the Buyer at the Closing is subject to the fulfillment or written waiver by the Buyer at or prior to the Closing of each of the following conditions:

         Section 8.1 Accuracy of Representations.

                  (a) All of the Company's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Company's Disclosure Schedule.

         Section 8.2 Company's Performance.

                  (a) All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement and the Company Share Exchange Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects.

                  (b) Each document required to be delivered pursuant to Section
         2.4 must have been delivered.

         Section 8.3 Additional Documents. Each of the following documents must have been delivered to the Buyer:

                  (a) An opinion of Orrick, Herrington & Sutcliffe, LLP, dated the Closing Date, in the form of Exhibit 8.4(a); and

                  (b) Such other documents as the Buyer may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 9.3(a), (ii) evidencing the accuracy of any of the Company's representations and warranties, (iii) evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company under this Agreement, (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 8 or (v) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

         Section 8.4 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Buyer or any Related Person of the Buyer, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

         Section 8.5 No Material Adverse Change. Since the date of this Agreement, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, and no event has occurred or circumstance exists that may result in such a material adverse change.

         Section 8.6 Consummation of Other Transactions. The transactions contemplated by each of the Company Share Exchange Agreement and the Shareholder Stock Purchase Agreement shall have been consummated (subject to the consummation of the transactions contemplated by this Agreement).

                                   ARTICLE 9
            CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE

         The obligation of the Company to issue and sell the Firm Shares and to take the other actions required to be taken by the Company at the Closing is subject to the fulfillment or written waiver by the Company at or prior to the Closing of each of the following conditions:

         Section 9.1 Accuracy of Representations. All of the Buyer's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         Section 9.2 The Buyer's Performance.

                  (a) All of the covenants and obligations that the Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

                  (b) The Buyer must have delivered each of the documents required to be delivered by the Buyer pursuant to Section 2.4 and must have paid the Purchase Price to be paid by the Buyer pursuant to
         Section 2.4(b)(1).

         Section 9.3 Additional Documents. The Buyer must have caused the following documents to be delivered to the Company:

                  (a) An opinion of McGuireWoods LLP, dated the Closing Date, in the form of Exhibit 9.4(a); and

                  (b) Such other documents as the Company may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 8.3(a), (ii) evidencing the accuracy of any representation or warranty of the Buyer, (iii) evidencing the performance by the Buyer of, or the compliance by the Buyer with, any covenant or obligation required to be performed or complied with by the Buyer under this Agreement or (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 9.

         Section 9.4 No Proceedings. There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits consummation of the Contemplated Transactions or any of them and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement with reference to the Contemplated Transactions.

                                   ARTICLE 10
                               REGISTRATION RIGHTS

         Section 10.1 Mandatory Registration.

                  (a) The Company shall prepare promptly and, on or prior to the date that is ninety (90) days after the Closing Date, file with the Commission the Registration Statement (i) for the resale by the Buyer of a number of Registrable Securities equal to the number of shares of Firm Shares issued and sold by the Company to the Buyer pursuant to this Agreement and (ii) for resale by the Buyer or the Additional Shares Buyer, as the case may be, a number of Registrable Securities equal to the number of Additional Shares issued and sold by the Company pursuant to this Agreement; provided, that if the purchase and sale of the Additional Shares has not been consummated by the date which is twenty (20) days after the Closing Date, then on or prior to the date that is ninety (90) days after the Additional Closing Date, the Company shall file with the Commission either a Registration Statement for the resale by the Additional Shares Buyer of a number of Registrable Securities equal to the number of Additional Shares issued and sold by the Company pursuant to this Agreement or an amendment to the Registration Statement theretofore filed that would register the Additional Shares in addition to the Firm Shares. If for any reason the Commission does not permit all of the Registrable Securities to be included in such Registration Statement, then the Company shall prepare and file with the Commission a separate Registration Statement with respect to any such Registrable Securities not included with the initial Registration Statement, as expeditiously as possible, but in no event later than the date which is thirty (30) days after the date on which the Commission shall indicate as being the first date such filing may be made.

                  (b) If a Registration Event occurs, then the Company will make payments to the Investors as partial liquidated damages for the minimum amount of damages to the Investors by reason thereof, and not as a penalty, at the rate of 2% per month of the aggregate purchase price paid by the Investors for the Shares pursuant to this Agreement, for each calendar month of the Registration Default Period (pro rated for any period less than thirty (30) days). Each such payment shall be due and payable within five (5) days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors' exclusive remedy for such events. The Registration Default Period shall terminate upon:

                           (1) the filing of the Registration Statement in the
                  case of clause (i) of the definition of "Registration Event";

                           (2) the SEC Effective Date in the case of clause (ii)
                  of the definition of "Registration Event";

                           (3) the ability of the Investors to effect sales
                  pursuant to the Registration Statement in the case of clause
                  (iii) of the definition of "Registration Event";

                           (4) the listing or inclusion and/or trading of the
                  Shares on an Approved Market, as the case may be, in the case of clause (iv) of the definition of "Registration Event," and

                           (5) in the case of the events described in clauses
                  (ii) and (iii) of the definition of "Registration Event", the earlier termination of the Registration Period and in each such case any Registration Default Period that commenced by reason of the occurrence of such event shall terminate if at the time no other Registration Event is continuing.

                  The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States and shall be paid pro rata to the Buyer and the Additional Shares Buyer in proportion to the number of shares purchased by each of them. Amounts payable as liquidated damages hereunder shall cease when the Investors no longer hold Registrable Securities; provided, that in no event shall the amount payable as liquidated damages pursuant to this Section 10.1(b) be in excess of 8% of the purchase price paid by each Investor for the Shares purchased by it.

                  (c) At any time and from time to time, promptly following the written demand from either of the Investors following the issuance of any Additional Registrable Securities, and in any event within thirty
         (30) days following such written demand, the Company shall prepare and file with the Commission either a new Registration Statement or a post-effective amendment to a previously filed Registration Statement, to the extent permitted under the Securities Act, on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statements as is then available to effect a registration for resale of the Additional Registrable Securities) covering the resale of the Additional Registrable Securities in an amount equal to the number of Additional Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule
         416), as determined by the Company and its legal counsel, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 10.2 to the Investor and its counsel prior to its filing or other submission.

                  (d) In the event the Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) attempt to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

         Section 10.2 Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                  (a) use commercially reasonable efforts to cause the Registration Statement to become effective as promptly as practicable after the Closing Date and to keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than forty-eighty
         (48) hours after the submission of such request. The Company shall notify the Investors of the effectiveness of the Registration Statement on the SEC Effective Date. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the Commission, at the time it is ordered effective by the Commission and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the Commission and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, at the time the Registration Statement is declared effective by the Commission and at all times that the Prospectus is required by this Agreement to be available for use by any Investors, and, in accordance with Section 10.3(d), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) subject to Section 10.2(e), prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period (other than during any Blackout Period during which the provisions of Section 10.2(e)(ii) are applicable), comply with the provisions of the Securities Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

                  (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the Commission or received by the Company, (A) five copies of the Registration Statement and any amendment thereto and the Prospectus and each amendment or supplement thereto, (B) one copy of each letter written by or on behalf of the Company to the Commission or the staff of the Commission and each item of correspondence from the Commission or the staff of the Commission relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which each Investor hereby agrees to keep confidential as a confidential Record in accordance with Section 10.2(i) and (C) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (d) subject to Section 10.2(e), use its commercially reasonable efforts (A) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as any Investor who owns or holds any Registrable Securities reasonably requests, (B) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (C) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 10.2(d), (ii) to subject itself to general taxation in any such jurisdiction, (iii) to file a general consent to service of process in any such jurisdiction, (iv) to provide any undertakings that cause more than nominal expense or burden to the Company or (v) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (e)(i) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of the occurrence of an event or circumstance of which the Company has knowledge (x) as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor or any other selling shareholder named in the Prospectus of new or additional information about such Investor or selling shareholder or its intended plan of distribution of its Registrable Securities or other securities caused by the Registration Statement, as the case may be, so that the Prospectus does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; and

                  (ii) notwithstanding Section 10.2(e)(i) above, if at any time the Company notifies the Investors as contemplated by Section 10.2(e)(i) that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, that (A) the aggregate number of Trading Days on which any Blackout Period is in effect may not exceed ten consecutive Trading Days in any period of one hundred twenty days (120) consecutive days or twenty (20) Trading Days (whether or not consecutive) in any period of three hundred sixty five (365) consecutive days; (B) the Company shall not be able to avail itself of its rights under this Section 10.2(e)(ii) with respect to more than three Blackout Periods in any period of three hundred sixty five (365) consecutive days; and (C) no Blackout Period may commence sooner than sixty (60) days after the end of an earlier Blackout Period;

                  (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (g) permit the Investors who hold Registrable Securities being included in the Registration Statement and their legal counsel, at such Investors' sole cost and expense, to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least three Business Days prior to their filing with the Commission and shall not file any such document to which any Investor reasonably objects;

                  (h) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the SEC Effective Date;

                  (i) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the NASDAQ Small Cap Market or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (j) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

                  (k) cooperate with the Investors who hold Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends, to the extent acceptable to the Company's transfer agent) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in the Registration Statement and, if required by the Transfer Agent, to the Transfer Agent an opinion of counsel in customary and reasonable form;

                  (l) during the Registration Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act; and

                  (m) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

         Section 10.3 Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any Investor that such Investor shall furnish to the Company the Required Information and shall execute such documents in connection with such registration as the Company may reasonably request. Prior to or at the Closing, each of the Investors shall have completed and delivered to the Company the Questionnaire, which shall be deemed to provide all Required Information for purposes of the preparation and filing of the Registration Statement. Promptly after a request from the Company, each Investor will confirm or update the Required Information previously provided to the Company by the Investor;

                  (b) each Investor will cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder;

                  (c) each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as shall otherwise be in compliance with the registration requirements of applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution, and each Investor agrees (a) to notify the Company in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the Securities Act which is required with respect to such transaction;

                  (d) each Investor acknowledges that there may occasionally be times as specified in Section 10.2(e) or Section 10.2(f) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus in accordance with Section 10.2(e) or Section 10.2(f) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor or files with the Commission an amended or supplemented Prospectus;

                  (e) in connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker and such sale requires the delivery of a prospectus under the applicable rules and regulations of the Commission and/or NASDAQ, such Investor shall instruct such broker to deliver the Prospectus to the purchaser or purchasers (or the broker or brokers therefor) in connection with such sale and shall supply copies of the Prospectus to such broker or brokers, and (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and

                  (f) each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement.

         Section 10.4 Rule 144. With a view to making available to each Investor the benefits of Rule 144, the Company will:

                  (a) so long as any Investor owns Registrable Securities, promptly upon request of such Investor, furnish to such Investor such information as may be necessary, and otherwise reasonably to cooperate with such Investor, to permit such Investor to sell its Registrable Securities pursuant to Rule 144 without registration; and

                  (b) if at any time the Company is not required to file such reports with the Commission under Sections 13 or 15(d) of the Exchange Act, use its commercially reasonable efforts to, upon the request of an Investor, to make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

                                   ARTICLE 11
                                   TERMINATION

         Section 11.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

                  (a) by mutual consent of the Buyer and the Company; or

                  (b) by either the Buyer or the Company if the Closing has not occurred (other than through the failure of the party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 31, 2005, or such later date to which the parties may agree; or

                  (c) by the Buyer or the Company if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived; or

                  (d) by the Buyer if any of the conditions of ARTICLE 8 has not been satisfied as of July 31, 2005 or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Buyer to comply with its obligations under this Agreement) and the Buyer has not waived such condition on or before July 31, 2005; or

                  (e) by the Company if any of the conditions of ARTICLE 9 has not been satisfied as of July 31, 2005 or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with its obligations under this Agreement) and the Company has not waived such condition on or before July 31, 2005; or

                  (f) by either the Buyer or the Company if any Governmental Body shall have issued a nonappealable final Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Contemplated Transactions, except if the party relying on such Order has not complied with its obligations under of this Agreement with respect to such matter.

         Section 11.2 Effect of Termination. Each party's right of termination under Section 11.1 is in addition to any other rights such party may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except the obligations in Section 12.1 will survive; provided, that if this Agreement is terminated by a party because of a Breach of the Agreement by the other party or because one or more conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired.

         Section 11.3 Extension; Waiver. At any time prior to the Closing, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE 12
                            MISCELLANEOUS PROVISIONS

         Section 12.1 No Survival. The representations and warranties contained in ARTICLE 3 and ARTICLE 4 shall survive until the first anniversary of the Closing Date.

         Section 12.2 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives. If this Agreement is terminated, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

         Section 12.3 Notices.

                  (a) All notices, consents, waivers and other communications hereunder must be in writing and either (i) delivered personally, (ii) sent by facsimile transmission (with written confirmation of a successful transmission), (iii) mailed by prepaid first class registered or certified mail, return receipt requested, or (iv) delivered by a nationally recognized prepaid overnight courier service (receipt requested), in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a party may designate by notice to the other parties):

                  Company:          The A Consulting Team, Inc.
                                    77 Brant Avenue
                                    Suite 320
                                    Clark, NJ 07066
                                    Attention: Chief Financial Officer
                                    Telephone: (732) 499-8228
                                    Facsimile: (732) 499-9310

                  with a copy (which shall not constitute notice) to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, NY 10105
                                    Attention:  Lawrence B. Fisher, Esq.
                                    Telephone: 212 506-5000
                                    Facsimile:  212 506-5151
                  the Buyer and the Additional Shares Buyer:

                                    Oak Finance Investments Limited
                                    c/o Arias Fabrega & Fabrega Trust Company
                                        BVI Ltd.
                                    325 Waterfront Drive
                                    Omar Hodge Building, 2nd Floor
                                    Wickham's Cay
                                    Road Town, Tortola,
                                    British Virgin Islands
                                    Telephone:  _____________________
                                    Facsimile Number: _______________

                  with a copy (which shall not constitute notice) to:

                                    McGuireWoods LLP
                                    1345 Avenue of the Americas
                                    7th Floor
                                    New York, NY 10105
                                    Attention:  William A. Newman, Esq.
                                    Telephone: 212 548-2160
                                    Facsimile: 212 548-2150

                  (b) All such notices, consents, waivers and other communications will (i) if delivered personally in the manner and to the address provided in this section, be deemed given upon delivery,
         (ii) if delivered by facsimile transmission in the manner and to the facsimile number provided in this section, be deemed given on the earlier of receipt or the first business day after transmission, (iii) if delivered by mail in the manner, and to the address provided in this section, be deemed given on the earlier of the third business day following mailing or upon receipt, if earlier, and (iv) if delivered by overnight courier in the manner and to the address provided in this section, be deemed given on the earlier of receipt or the first business day following the date sent by such overnight courier.

         Section 12.4 Entire Agreement; Modifications. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including the letter of intent, dated July 28, 2004) and constitutes (along with the Company's Disclosure Schedule, the Buyer Disclosure Schedule, the Shareholder Stock Purchase Agreement, the Company Share Exchange Agreement, the Principal Shareholders Agreement and the Exhibits, annexures and other documents referred to herein and therein) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         Section 12.5 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would require the application of any other law.

         Section 12.6 Assignment; Successors; No Third Party Rights. Except as set forth in Section 2.5, neither any of the Investors nor the Company may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         Section 12.7 Severability. If any portion of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 12.8 No Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, and no single or partial exercise by a party of its rights hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         Section 12.9 Jurisdiction; Service of Process. Any Proceeding arising out of or relating to this Agreement may be brought in the federal courts sitting in the County of New York, State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such courts and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in the first sentence of this section may be served on any party anywhere in the world.

         Section 12.10 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         Section 12.11 Counterparts. This Agreement may be executed in one or more counterpart copies, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

         In Witness Whereof, the Buyer and the Company have executed this Agreement as of the date first written above.

                               THE A CONSULTING TEAM, INC.


                               By: /s/ Richard D. Falcone
                                   ----------------------------------------
                                   Name: Richard D. Falcone
                                   Title: Chief Financial Officer


                               OAK FINANCE INVESTMENTS LIMITED

                               By: /s/ Brenda Patricia Cocksedge
                                   ---------------------------------------
                                   Name: Brenda Patricia Cocksedge
                                   Title: Director

                                                                 EXHIBIT 9.3(A)
                                                    COMPANY'S COUNSEL'S OPINION


                             [Intentionally Omitted]

                                                                 EXHIBIT 9.3(A)
                                                      BUYER'S COUNSEL'S OPINION


                             [Intentionally Omitted]